American Century Asset Allocation Portfolios, Inc. Summary Prospectus and Prospectus Supplement One Choice® 2025 Portfolio
Supplement dated March 8, 2025 ■ Summary Prospectus and Prospectus dated December 1, 2024

One Choice 2025 Portfolio has reached its most conservative planned target asset allocation and its asset mix matches that of One Choice In Retirement Portfolio. Accordingly, as described in the prospectus, the Board of Directors has approved combining One Choice 2025 Portfolio with One Choice In Retirement Portfolio. Such combination does not require shareholder approval.

The Board of Directors has approved an agreement and plan of reorganization, whereby the net assets of One Choice 2025 Portfolio will be transferred to One Choice In Retirement Portfolio in exchange for shares of One Choice In Retirement Portfolio (the “Reorganization”). The Board, including the directors who are not deemed to be “interested persons” pursuant to Section 2(a)(19) of the Investment Company Act of 1940, as amended, considered the proposed Reorganization and determined that it is in the best interests of each fund and would not dilute the interests of either fund’s shareholders. The Reorganization does not require a shareholder vote.

The Reorganization is expected to be effective on or about June 13, 2025, as of the close of the New York Stock Exchange. One Choice 2025 Portfolio shareholders will receive shares of equal value of the corresponding class of One Choice In Retirement Portfolio in exchange for their shares of One Choice 2025 Portfolio. The value of a shareholder’s account will not change as a result of the transaction.

It is expected that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss as a result of the Reorganization. Shareholders will receive a distribution of substantially all net income and/or realized gains, if any, prior to the Reorganization.

One Choice 2025 Portfolio and One Choice In Retirement Portfolio have the same target asset allocations, investment objectives and strategies.

One Choice 2025 Portfolio will be closed to new investors effective March 21, 2025. Additionally, effective June 6, 2025, as of the close of the NYSE, One Choice 2025 Portfolio will be closed to all investments, except reinvested dividends and capital gains distributions.
For additional information about the funds, please refer to the funds’ prospectuses and statement of additional information, which are available at americancentury.com and can also be obtained by calling us at 1-800-345-2021 (retail investors) or 1-800-345-6488 (financial professionals).

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